## ПРИЛОЖЕНИЕ № 1

**к Договору № ЕО-ЕАО/30-12 от 30.12.04г.**
**между компанией «Euro-Asian Oil AG»**
**и ТОО "Емир-Ойл"**

г. Актау 05 февраля 2007г.

**ТОО "Емир-Ойл"**, в лице генерального директора г-на Толмакова Т.К., действующих на основании Устава и Компания **"Euro-Asian Oil AG"**, в лице Директора М.И.Михайлова, действующего на основании Устава, пришли к соглашению о внесении в условия Договора № ЕО-ЕАО/30-12 (именуемого в дальнейшем «Договор») следующих дополнений:

1. КАЧЕСТВО ПОСТАВЛЯЕМОЙ НЕФТИ

Спецификация сырой нефти:

| | |
|---|---|
| 1. Плотность при 20°С., г/см3, до | 0,835 |
| 2. Содержание серы, %, до | 0,20 |
| 3. Содержание воды, %, до | 0,50 |
| 4. Содержание мех.примесей, %, до | 0,05 |
| 5. Содержание хлористых солей, мг/л, до | 100 |
| 6. Температура застывания, °С, до | -5 |

2. ПРОЧИЕ УСЛОВИЯ

Данное Приложение является неотъемлемой частью Договора. Никакие другие пункты Договора не были исправлены.

Данное Приложение было выполнено в трех одинаковых экземплярах, каждый из которых имеет одинаковую юридическую силу.

3. СРОК ДЕЙСТВИЯ

Данное Приложение вступает в силу со дня его подписания обеими Сторонами и остается в силе до полного исполнения Сторонами своих обязательств.

4. ПОДПИСИ СТОРОН

**Продавец/Seller**
**Генеральный директор**

_______________ **Tolmakov T.K.**

**Покупатель/Buyer**

**Директор**

_______________ **Michael Ivanov Michailov**

## ENCLOSURE # 1

**to the Contract # EO-EAO/30-12 dated 30.12.04**
**between Euro-Asian Oil AG**
and LLP EmirOil

Aktau February 05, 2007

**LLP EmirOil**, represented by director Mr. Tolmakov T.K., acting on the basis of the Charter and **Euro-Asian Oil AG**, represented by Director Michael Ivanov Michailov, acting on the basis of the Charter, agreed to include following additional terms into Contract # EO-EAO/30-12 (hereinafter the "Contract"):

1. QUALITY OF DELIVERED OIL

The specification of crude oil:

| | |
|---|---|
| 1. Density at 20°C., g/cm3, max | 0,835 |
| 2. Sulfur content, mass %, max | 0,20 |
| 3. Water content, mass%, max | 0,50 |
| 4. Sediments, mass% , max. | 0,05 |
| 5. Salt content, mg/l, max | 100 |
| 6. Pour point, °C, max | -5 |

2. OTHER CONDITIONS

This Enclosure is an integral part of the Contract. No other provisions of the Contract have been amended. This Enclosure has been executed in three identical copies, each having equal legal effect.

3. VALIDITY TERM

This Enclosure shall enter into the effect upon its signing by both Parties and shall remain in effect until all obligations hereunder have been completely fulfilled by the Parties.

4. SIGNATURES OF THE PARTIES

**Seller**
**General Director**

_______________ **Tolmakov T.K.**

**Buyer**
**Director**

_______________ **Michael Ivanov Michailov**